REVOLVING NOTE

$20,000,000.00 Brookings, South Dakota

 November 15, 2011

FOR VALUE RECEIVED, Daktronics, Inc., a South Dakota corporation (“Borrower”), hereby promises to pay to the order of Bank of America, N.A., a national banking association, 317 – 6th Avenue, Des Moines, Iowa  50309 (“Lender), at or at such other place as Lender may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Twenty Million and No/100 Dollars ($20,000,000.00) or so much thereof as may be advanced hereunder and to pay interest on the outstanding principal balance hereof from time to time at a fluctuating rate tied to the One-Month Reserve Adjusted Reuters London Inter-Bank Offering Rate (“LIBOR”), as determined on the first Business Day of each month, plus 1.50%.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, which is not paid when due shall bear interest, from the date due until paid, at a rate per annum equal to the non-default rate plus 4%.

Interest shall be computed on the basis of actual days elapsed and a year of 360 days.  Interest only shall be paid on the first day of each month, commencing December 1, 2011, and continuing on the first day of each month thereafter.  The total unpaid principal amount and all interest thereon shall be payable on November 15, 2012, (the “Revolving Loan Maturity Date”).  THIS NOTE REQUIRES A BALLOON PAYMENT.

Borrower may borrow, repay and re-borrow hereunder in accordance with the terms and conditions of the Loan Agreement dated December 23, 2010, as amended by the First Amendment To Loan Agreement dated February 1, 2011, and the Second Amendment To Loan Agreement dated of even date herewith executed by Borrower and Lender (the “Loan Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.  Borrower may prepay this Note in whole at any time, or in part from time to time, without penalty or premium.  No prepayment shall suspend any required payments of either principal or interest on this Note or reduce the amount of any scheduled payment.  All prepayments on this Note shall be applied to accrued but unpaid interest on the amount prepaid, then to principal, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its discretion.  The credit available to Borrower under this Note will be reduced dollar for dollar by the face amount of all Alternative Borrowing.

Failure to exercise any option provided herein shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.  Borrower agrees that if, and as often as, this Note is given to an attorney for collection or to defend or enforce any of Lender’s rights hereunder, Borrower will pay to Lender Lender’s reasonable attorneys’ fees together with all court costs and other expenses paid by Lender.

Borrower waives presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note and any lack of diligence or delays in collection or enforcement of this Note.  Borrower agrees that this Note, or any payment hereunder, may be extended from time to time, and Borrower consents to the release of any party liable for the obligation evidenced by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of Borrower.

A “Default” or “Event of Default” as described in the Loan Agreement shall constitute a default under this Note.  Any notice or demand to or upon Borrower or Lender under this Note shall be given as provided in the Loan Agreement.

THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF SOUTH DAKOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS OR PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.  WHENEVER POSSIBLE, EACH PROVISION OF THIS NOTE AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO, SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER SUCH APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER SUCH APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO.

AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR SOUTH DAKOTA CIRCUIT COURT SITTING IN SIOUX FALLS, SOUTH DAKOTA; AND BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

BORROWER AND LENDER EACH IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

DAKTRONICS, INC.

By: /s/ James B. Morgan

Name: James B. Morgan

Title: Chief Executive Officer

By: /s/ William R. Retterath

Name: William R. Retterath

Title: Chief Financial Officer

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